EXHIBIT 13.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Patrick Kron, Chairman and Chief Executive Officer of ALSTOM, a société anonyme organized under French law (“ALSTOM”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(i)	the Annual Report of ALSTOM on Form 20-F for the fiscal year ended 31 March 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of ALSTOM.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ALSTOM specifically incorporates it by reference.

Date:  15 October 2003

By:	/s/ PATRICK KRON
Name:	Patrick Kron
Title:	Chairman and Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Philippe Jaffré, Chief Financial Officer of ALSTOM, a société anonyme organized under French law (“ALSTOM”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(i)	the Annual Report of ALSTOM on Form 20-F for the fiscal year ended 31 March 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of ALSTOM.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ALSTOM specifically incorporates it by reference.

Date:  15 October 2003

By:	/s/ PHILIPPE JAFFRÉ
Name:	Philippe Jaffré
Title:	Chief Financial Officer